                                                                      EXHIBIT 99

                             Exhibit Index

EXHIBIT     DESCRIPTION

EX-99.a     Amended and Restated Agreement and Declaration of Trust, dated March
26, 2004.

EX-99.b     Amended and Restated Bylaws, dated August 26, 2004.

EX-99.c     Registrant  hereby  incorporates  by reference,  as though set forth fully herein, Article III, Article IV, Article V, Article VI and Article VIII of
Registrant's Amended and Restated Agreement and Declaration of Trust,  appearing as Exhibit a herein, and Article II, Article VII, Article VIII and Article IX of
Registrant's Amended and Restated Bylaws, incorporated by reference as Exhibit b herein.

EX-99.d     Amended and Restated  Management  Agreement  with  American  Century
Investment Management, Inc., dated August 1, 2004.

EX-99.e     Amended and Restated  Distribution  Agreement with American  Century
Investment  Services,  Inc.,  dated  November  17,  2004  (filed as Exhibit e to
Post-Effective  Amendment No. 106 to the Registration  Statement on Form N-1A of
American  Century Mutual Funds,  Inc., File No.  2-14213,  filed on November 29,
2004, and incorporated herein by reference).

EX-99.g1    Master  Agreement  with  Commerce  Bank N.A.  dated January 22, 1997
(filed as Exhibit b8e to  Post-Effective  Amendment  No. 76 to the  Registration
Statement on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213,
filed on February 28, 1997, and incorporated herein by reference).

EX-99.g2    Global Custody Agreement with The Chase Manhattan Bank, dated August
9,  1996  (filed  as  Exhibit  b8 to  Post-Effective  Amendment  No.  31 to  the
Registration Statement on Form N-1A of American Century Government Income Trust,
File No.  2-99222,  filed on  February  7,  1997,  and  incorporated  herein  by reference).

EX-99.g3    Amendment to the Global Custody  Agreement with The Chase  Manhattan
Bank, dated December 9, 2000 (filed as Exhibit g2 to Pre-Effective Amendment No.
2 to the  Registration  Statement  on Form  N-1A of  American  Century  Variable
Portfolios  II,  Inc.,  File  No.  333-46922,  filed on  January  9,  2001,  and incorporated herein by reference).

EX-99.g4    Amendment No. 2 to the Global  Custody  Agreement  between  American
Century  Investments and the JPMorgan Chase Bank, dated as of May 1, 2004 (filed as Exhibit g4 to Post-Effective  Amendment No. 35 to the Registration  Statement
on Form N-1A of American  Century  Quantitative  Equity  Funds,  Inc.,  File No.
33-19589, on April 29, 2004, and incorporated herein by reference).

EX.99g5     Chase  Manhattan  Bank Custody Fee Schedule,  dated October 19, 2000
(filed as  Exhibit g5 to  Post-Effective  Amendment  No. 35 to the  Registration
Statement on Form N-1A of American Century Quantitative Equity Funds, Inc., File
No. 33-19589, on April 29, 2004, and incorporated herein by reference).

EX-99.h1    Transfer   Agency   Agreement   with   American   Century   Services
Corporation,  dated  August  1,  1997  (filed  as  Exhibit  9 to  Post-Effective
Amendment No. 33 to the Registration  Statement on Form N-1A of American Century
Government  Income  Trust,  File  No.  2-99222,  filed  on July  31,  1997,  and incorporated herein by reference).

EX-99.h2    Amendment No. 1 to Transfer Agency  Agreement with American  Century
Services Corporation, dated June 29, 1998 (filed as Exhibit 9b to Post-Effective
Amendment No. 23 to the Registration  Statement on Form N-1A of American Century
Quantitative  Equity  Funds,  File No.  33-19589,  filed on June 29,  1998,  and incorporated herein by reference).

EX-99.h3    Amendment  No. 2 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated November 20, 2000 (filed as Exhibit h4 to
Post-Effective  Amendment No. 30 to the  Registration  Statement on Form N-1A of
American  Century  California  Tax-Free and Municipal  Funds,  File No. 2-82734,
filed on December 29, 2000, and incorporated herein by reference).

EX-99.h4    Amendment  No. 3 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated  August 1, 2001  (filed as  Exhibit h5 to
Post-Effective  Amendment No. 44 to the  Registration  Statement on Form N-1A of
American Century  Government Income Trust,  File No. 2-99222,  filed on July 31,
2001, and incorporated herein by reference).

EX-99.h5    Amendment  No. 4 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated  December 3, 2001 (filed as Exhibit h6 to
Post-Effective  Amendment No. 16 to the  Registration  Statement on Form N-1A of
American Century  Investment  Trust,  File No.  33-65170,  filed on November 30,
2001, and incorporated herein by reference).

EX-99.h6    Amendment  No. 5 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated  July 1,  2002  (filed as  Exhibit  h6 to
Post-Effective  Amendment No. 17 to the  Registration  Statement on Form N-1A of
American Century  Investment Trust,  File No. 33-65170,  filed on June 28, 2002, and incorporated herein by reference).

EX-99.h7    Amendment  No. 6 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated September 3, 2002 (filed as Exhibit h8 to
Post-Effective  Amendment No. 35 to the  Registration  Statement on Form N-1A of
the Registrant,  File No. 2-91229, filed on September 30, 2002, and incorporated herein by reference).

EX-99.h8    Amendment  No. 7 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated December 31, 2002 (filed as Exhibit h7 to
Post-Effective  Amendment  No. 4 to the  Registration  Statement on Form N-1A of
American  Century  Variable  Portfolios II, Inc., File No.  333-46922,  filed on
December 23, 2002, and incorporated herein by reference).

EX-99.h9    Credit Agreement with JPMorgan Chase Bank, as Administrative  Agent, dated December 17, 2003 (filed as Exhibit h9 to Post-Effective  Amendment No. 39 to the Registration Statement on Form N-1A of the Registrant,  File No. 2-94608,
on January 30, 2004, and incorporated herein by reference).

EX-99.h10   Customer Identification Program Reliance Agreement, dated August 26,
2004 (filed as Exhibit h2 to  Pre-Effective  Amendment No. 1 to the Registration
Statement on Form N-1A of American  Century Asset Allocation  Portfolios,  Inc.,
File  No.  333-116351,   on  September  1,  2004,  and  incorporated  herein  by
reference).

EX-99.i     Opinion and Consent of Counsel to be filed by amendment.

EX-99.j1    Consent  of  PricewaterhouseCoopers,   LLP,  independent  registered
public accounting firm, to be filed by amendment.

EX-99.j2    Power of  Attorney,  dated  March 1, 2004  (filed as  Exhibit  j2 to
Post-Effective  Amendment No. 34 to the  Registration  Statement on Form N-1A of
American Century  Quantitative  Equity Funds, Inc., File No. 33-19589,  filed on
March 1, 2004, and incorporated herein by reference).

EX-99.j3    Secretary's Certificate, dated March 1, 2004 (filed as Exhibit j3 to
Post-Effective  Amendment No. 34 to the  Registration  Statement on Form N-1A of
American Century  Quantitative  Equity Funds, Inc., File No. 33-19589,  filed on
March 1, 2004, and incorporated herein by reference).

EX-99.m1    Master  Distribution and Shareholder  Services Plan (Advisor Class),
dated August 1, 1997 (filed as Exhibit m1 to Post-Effective  Amendment No. 32 to the  Registration  Statement on Form N-1A of the  Registrant,  File No. 2-94608,
filed on January 31, 2000, and incorporated herein by reference).

EX-99.m2    Amendment to the Master  Distribution and Shareholder  Services Plan
(Advisor  Class),  dated June 29,  1998  (filed as Exhibit m1 to  Post-Effective
Amendment No. 32 to the  Registration  Statement on Form N-1A of the Registrant,
File No.  2-94608,  filed on  January  31,  2000,  and  incorporated  herein  by reference).

EX-99.m3    Amendment No. 1 to Master Distribution and Shareholder Services Plan
(Advisor  Class),  dated  August 1, 2001 (filed as Exhibit m3 to  Post-Effective
Amendment No. 44 to the Registration  Statement on Form N-1A of American Century
Government  Income  Trust,  File  No.  2-99222,  filed  on July  31,  2001,  and incorporated herein by reference).

EX-99.m4    Amendment No. 2 to Master Distribution and Shareholder Services Plan
(Advisor Class),  dated December 3, 2001 (filed as Exhibit m4 to  Post-Effective
Amendment No. 16 to the Registration  Statement on Form N-1A of American Century
Investment  Trust,   File  No.  33-65170,   filed  on  November  30,  2001,  and
incorporated herein by reference).

EX-99.m5    Amendment No. 3 to Master Distribution and Shareholder Services Plan
(Advisor  Class),  dated July 1, 2002  (filed as  Exhibit  m5 to  Post-Effective
Amendment No. 38 to the  Registration  Statement on Form N-1A of the Registrant,
File No. No.  2-94608,  filed on  January  31,  2003,  and  incorporated  hereby reference).

EX-99.m6    Master  Distribution  and  Individual  Shareholder  Services Plan (C
Class),  dated  September  16,  2000  (filed  as  Exhibit  m3 to  Post-Effective
Amendment No. 35 to the  Registration  Statement on Form N-1A of the Registrant,
File  No.  2-94608,  filed  on  April  17,  2001,  and  incorporated  herein  by reference).

EX-99.m7    Amendment  No.  1  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class),  dated August 1, 2001 (filed as Exhibit m5 to Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A of
American Century  Government Income Trust,  File No. 2-99222,  filed on July 31,
2001, and incorporated herein by reference).

EX-99.m8    Amendment  No.  2  to  the  Master   Distribution   and   Individual
Shareholder Services Plan (C Class), dated December 3, 2001 (filed as Exhibit m7 to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of
American Century  Investment  Trust,  File No.  33-65170,  filed on November 30,
2001, and incorporated herein by reference).

EX-99.m9    Amendment  No.  3  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class), dated July 1, 2002 (filed as Exhibit m9 to
Post-Effective  Amendment No. 17 to the  Registration  Statement on Form N-1A of
American Century  Investment Trust,  File No. 33-65170,  filed on June 28, 2002, and incorporated herein by reference).

EX-99.m10   Amendment  No.  4  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class),  dated September 3, 2002 (filed as Exhibit
m5 to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A
of American Century  Municipal Trust,  File No. 2-91229,  filed on September 30,
2002, and incorporated herein by reference).

EX-99.m11   Amendment  No.  5  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class), dated January 2, 2004 (filed as Exhibit m6 to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A of
American  Century  California  Tax-Free and Municipal  Funds,  File No. 2-82734,
filed on February 26, 2004, and incorporation herein by reference).

EX-99.m12   Amendment  No.  6  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class), dated May 1, 2004 (filed as Exhibit m13 to
Post-Effective  Amendment No. 35 to the  Registration  Statement on Form N-1A of
American Century  Quantitative  Equity Funds, Inc., File No. 33-19589,  on April
29, 2004, and incorporated herein by reference).

EX-99.n1    Amended and Restated  Multiple Class Plan,  dated  September 3, 2002
(filed as  Exhibit n1 to  Post-Effective  Amendment  No. 35 to the  Registration
Statement on Form N-1A of American  Century  California  Tax-Free and  Municipal
Funds, File No. 2-82734,  filed on December 17, 2002, and incorporated herein by reference).

EX-99.n2    Amendment  No. 1 to the Amended and  Restated  Multiple  Class Plan,
dated December 31, 2002 (filed as Exhibit n2 to Post-Effective  Amendment No. 39 to the Registration  Statement on Form N-1A of American Century Municipal Trust,
File No.  2-91229,  filed on  December  23,  2002,  and  incorporated  herein by reference).

EX-99.n3    Amendment  No. 2 to the Amended and  Restated  Multiple  Class Plan,
dated August 29, 2003 (filed as Exhibit n3 to Post-Effective Amendment No. 17 to the  Registration  Statement on Form N-1A of American  Century  Strategic  Asset
Allocations, Inc., File No. 33-79482, filed on August 28, 2003, and incorporated herein by reference).

EX-99.p1    American  Century  Investments Code of Ethics (filed as Exhibit p to
Pre-Effective  Amendment  No. 1 to the  Registration  Statement  on Form N-1A of
American Century Asset Allocation Portfolios,  Inc., File No. 333-116351,  filed on August 30, 2004, and incorporated herein by reference).

EX-99.p2    Independent Directors' Code of Ethics amended February 28, 2000.